Form N-SAR

Sub-Item 77Q1(e)_1
Copies of New or Amended Registrant Investment Advisory Contracts
33-63212, 811-7736

Janus Aspen Series Investment Advisory Agreement - Balanced Portfolio is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Core Equity Portfolio is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Flexible Bond Portfolio is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Foreign Stock Portfolio is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Forty Portfolio is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Global Life Sciences Portfolio is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Global Technology Portfolio is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Growth and Income Portfolio is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - International Growth Portfolio is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Large Cap Growth Portfolio is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Mid Cap Growth Portfolio is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Mid Cap Value Portfolio is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Money Market Portfolio is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Risk-Managed Core Portfolio is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Advisory Agreement - Worldwide Growth Portfolio is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Janus Aspen Series Investment Sub-Advisory Agreement - Risk-Managed Core Portfolio is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 40 to Janus Aspen Series registration statement on Form N-1A, filed on February 23, 2006, accession number 0001035704-06-000117 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Core Equity Portfolio is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 41 to Janus Aspen Series registration statement on Form N-1A, filed on April 28, 2006, accession number 0001035704-06-000292 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Risk-Managed Core Portfolio is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 41 to Janus Aspen Series registration statement on Form N-1A, filed on April 28, 2006, accession number 0001035704-06-000292 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Risk-Managed Growth Portfolio is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 41 to Janus Aspen Series registration statement on Form N-1A, filed on April 28, 2006, accession number 0001035704-06-000292 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Sub-Advisory Agreement - Risk-Managed Core Portfolio is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 41 to Janus Aspen Series registration statement on Form N-1A, filed on April 28, 2006, accession number 0001035704-06-000292 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Sub-Advisory Agreement - Risk-Managed Growth Portfolio is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 41 to Janus Aspen Series registration statement on Form N-1A, filed on April 28, 2006, accession number 0001035704-06-000292 (File No. 33-63212).